SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                 Conceptus, Inc.
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                                 CONCEPTUS, INC.

                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 25, 2000

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY  GIVEN that the  Annual  Meeting  of  Stockholders  of
CONCEPTUS, INC., a Delaware corporation (the "Company"), will be held on Thursday, May 25, 2000 at 1:30 p.m., local time, at the Hotel Monaco, 501 Geary Street, San Francisco, California 94102, for the following purposes:

         1. To elect Class II and Class III directors to serve a term of three years and until their successors are elected.

         2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 2000.

         3. To increase the number of available shares reserved under the 1993 Stock Plan by 500,000 for an aggregate of 3,075,000 shares.

         4. To transact such other business as may properly come before the meeting or any postponement or adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on Friday, March 24, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

         All stockholders are cordially invited to attend the Annual Meeting. It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Your shares will be voted at the Annual Meeting in accordance with your instructions. You can revoke the proxy at any time prior to voting and the giving of a proxy will not affect your right to vote in the event you attend the Annual Meeting in person.


                                          Very truly yours,


                                          Michael W. Hall
                                          Secretary

San Carlos, California
April 27, 2000


--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY.
--------------------------------------------------------------------------------

                                 CONCEPTUS, INC.

                          -----------------------------

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed Proxy is solicited on behalf of the Board of Directors of Conceptus, Inc. (the "Company"), for use at the Annual Meeting of Stockholders to be held on Thursday, May 25, 2000, at 1:30 p.m., local time, or at any postponement or adjournment(s) thereof (the "Annual Meeting"), for the purposes set forth herein and in an accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Hotel Monaco, 501 Geary Street, San Francisco, CA 94102. The address of the Company's principal executive offices is 1021 Howard Avenue, San Carlos, CA 94070 and its telephone number is (650) 802-7240.

         These proxy solicitation materials were mailed to stockholders on or about April 27, 2000.

Revocability of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either (i) by delivering to the Company (Attention: Oliver Brouse) a written notice of revocation or a duly executed proxy bearing a later date or (ii) by attending the Annual Meeting and voting in person. Attending the Annual Meeting by itself will not revoke a proxy previously given.

Record Date and Share Ownership

         Only stockholders of record at the close of business on Friday, March 24, 2000 are entitled to notice of and to vote at the meeting. At the record date, 9,661,731 shares of the Company's Common Stock were issued and outstanding.

Voting and Solicitation

         Holders of shares of Common Stock are entitled to one vote per share on all matters to be acted upon at the meeting, including the election of directors. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, Delaware law requires the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as negative votes for purposes of determining the approval of any matter submitted to the stockholders for a vote, other than for purposes of director elections.

         The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted on, the shares will be voted in accordance with the specifications made. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted, as the case may be with respect to the item not marked: FOR the election of directors, FOR ratification of the appointment of the designated independent auditors, FOR the increase in the number of shares reserved for issuance under the 1993 Stock Plan, and as the proxy holders deem advisable on other matters that may come before the meeting. If a broker indicates on the enclosed proxy or its substitute that the broker does not have discretionary authority as to certain shares to vote on a particular matter ("broker nonvotes"), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum and as negative votes for purposes of determining the approval of any matter submitted to stockholders for a vote, other than for purposes of director elections.

         The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted on, the shares will be voted in accordance with the specifications made. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted, as the case may be with respect to the item not marked FOR the election of directors, FOR ratification of the appointment of the designated independent auditors, FOR the increase in the number of shares reserved for issuance under the 1993 Stock Plan, and as the proxy holders deem advisable on other matters that may come before the meeting. If a broker indicates on the enclosed proxy or its substitute that the broker does not have discretionary authority as to certain shares to vote on a particular matter ("broker nonvotes"), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

         The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

Deadline for Receipt of Stockholder Proposals for 2001 Annual Meeting

         Proposals of stockholders that are intended to be presented by such stockholders at the Company's 2001 Annual Meeting must be received by the Company no later than December 23, 2000 in order that such proposals may be included in the proxy statement and form of proxy relating to that meeting.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Board of Directors is currently comprised of six directors, divided into three classes. Each class of directors consists of 1-3 directors, and each class of directors serves for a staggered three year term or until a successor is elected and qualified. The Class I directors are Richard D. Randall and Steven Bacich, whose current term will expire at the Annual Meeting in 2001. The Class II director is Howard D. Palefsky, whose current term will end at the Annual Meeting of Stockholders in 2000. The Class III directors are Kathryn A. Tunstall, Sanford Fitch and Dr. Florence Comite, whose current terms will also end at the Annual Meeting of Stockholders in 2000. The term of classes expire in 2000 because the Company did not have an annual meeting in 1999.

         Robert F. Kuhling and Thomas C. McConnell who served as Class I and Class II directors, respectively, since December 1992, resigned from the Board of Directors in December 1999. The Company extends it gratitude to Mr. Kuhling and Mr. McConnell for their valuable contributions to the past and future success of the Company. The Board of Directors has amended the Company's Bylaws to decrease the number of members of the Board of Directors from seven to six effective immediately prior to the Annual Meeting.

         All current members of Class II and Class III are standing for re-election in 2000. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominees named below, all of whom are currently directors of the Company.

         In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote in their discretion for a substitute nominee. It is expected that all nominees will be able and willing to serve as directors.

     There are no family relationships among the directors or executive officers of the Company. The names of directors and their ages, as of March 31, 2000, and certain other information about them are set forth below:

                                                                                               Director
        Name                   Age         Position with the Company              Class         Since
        ----                   ---         -------------------------              -----         -----
Kathryn A. Tunstall ..........  49   Chairman of the Board of Directors            III            1993

Howard D. Palefsky(1) ........  53   Vice Chairman of the Board of Directors        II            1997

Steven Bacich ................  38   President, Chief Executive Officer
                                       and Director                                  I            2000

Sanford Fitch(1) .............  59   Director                                      III            1994

Florence Comite ..............  47   Director                                      III            1997

Richard D. Randall(1)(2) .....  48   Director                                        I            1992

------------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

Nominees for Election as Directors through 2002

Class II Director (term expired 1999 and extended to 2000):

         Mr. Palefsky was elected to the Company's Board of Directors in October 1997 and was appointed to serve as Chairman of the Board in November 1997. He currently serves as a consultant to the Company pursuant to a Consulting Agreement. Mr. Palefsky is a corporate director, consultant and private investor. From 1995 to 1997, Mr. Palefsky served as Chairman of the Board and Chief Executive Officer of Collagen Corporation. Mr. Palefsky served as President, Chief Executive Officer and Director of Collagen Corporation from 1978 to 1995. Mr. Palefsky is also a director of Innovasive Devices, Inc. Mr. Palefsky holds an M.B.A. from Stanford University Graduate School of Business.


Nominees for Election as Directors through 2003

Class III Directors (terms expire 2000):

         Ms. Tunstall, Chairman of the Board of Directors since January 2000, has served as a director of the Company since July 1993 and served as President and CEO of the Company from July 1993 to December 1999. Ms. Tunstall also serves as the Chairman of the Board for Hopelink, an internet start-up company. Prior to joining Conceptus, Ms. Tunstall spent seven years as an executive officer and in senior marketing positions of the Edwards Less Invasive Surgery Division of Baxter International ("Baxter"), a division engaged in the research and development, manufacturing and marketing of cardiovascular catheters, serving as President from June 1990 to June 1993 and serving as Vice President and Director of Worldwide Sales and Marketing from November 1986 to June 1990. From 1980 to 1986, Ms. Tunstall held various positions in manufacturing and marketing of McGaw Laboratories, a pharmaceutical and medical device company, serving most recently as Vice President of Marketing. Ms. Tunstall also serves as a director of RESOLVE, a non-profit infertility support, education and advocacy organization. Ms. Tunstall holds a B.A. in Economics from the University of California and has also completed graduate level studies in Business and Healthcare Administration.

         Mr. Fitch has served as a Director of the Company since December 1994, and served as Sr. Vice President, Finance and Operations of the Company, from December 1994 through October 1998. Mr. Fitch currently serves as CFO for CruelWorld.com, an internet based job listing service. From January 1994 to December 1994, Mr. Fitch served as Vice President, Finance and Operations and Chief Financial Officer of Voyant Corporation, a video technology company. From December 1990 to January 1994, Mr. Fitch served as Chief Financial Officer of SanDisk Corp., a manufacturer of flash memory devices. From 1983 through 1989, Mr. Fitch was the Chief Financial Officer of Komag Inc., a manufacturer of rigid media for the disk drive industry. Mr. Fitch holds a B.S. in Chemistry and an M.B.A. from Stanford University.

         Dr. Comite was elected to the Company's Board of Directors in September 1997 and also serves as a consultant to the Company pursuant to a consulting Agreement. In 1992, Dr. Comite founded Women's Health at Yale University School of Medicine. She currently serves as Clinical Director of Women's Health at Yale, as well as Associate Professor in Endocrinology, Departments of Internal Medicine and Pediatrics and in Reproductive Endocrinology, Department of Obstetrics and Gynecology at Yale University School of Medicine. From 1994 to 1997, Dr. Comite served as Deputy Medical Director of Time Life Medical/Patient Education Media, Inc. In 1994 and 1995, Dr. Comite also served as Senior Clinical and Research Advisor to the National Institutes of Health Offices of Alternative Medicine and Research in Women's Health. Dr. Comite received her M.D. from Yale University School of Medicine.


Directors Whose Terms do not Expire this Year

Class I Directors (terms expire 2001)

         Mr. Bacich was promoted to President and CEO and was elected a director in January 2000. Mr. Bacich joined Conceptus in March 1997 as Vice President, Research and Development. Prior to joining

Conceptus, Mr. Bacich spent seven years as a Co-founder and Director of New Product Development for Imagyn Medical, Inc., a medical device manufacturer of gynecological products for infertility and endoscopic procedures. From August 1987 to September 1989, Mr. Bacich held engineering positions in research and development most recently as Senior Staff Engineer, Business Development for the Edwards Less Invasive Surgery Division of Baxter. From 1985 to 1987, Mr. Bacich held research and development positions at Mentor Corporation, a reconstructive surgery and urology company. From 1983 to 1985, Mr. Bacich held research and development positions at American Medical Optics, an ophthalmic medical device manufacturer and Division of American Hospital Supply
Corporation. Mr. Bacich holds a B.S. in Biomedical Engineering from the University of California, San Diego.

         Mr. Randall has served as a director of the Company since December 1992. Mr. Randall served as the Company's President and Chief Executive Officer from December 1992 to July 1993 and Chief Financial Officer from December 1992 to January 1995. Mr. Randall has served as President, Chief Executive Officer and Director of Innovasive Devices, Inc., a medical device manufacturer, since January 1994. Mr. Randall served as President and Chief Executive Officer of Target Therapeutics, Inc. ("Target") from June 1989 to May 1993. He also served as director of Target from June 1989 to April 1997. Prior to joining Target, Mr. Randall served in various capacities with Trimedyne, Inc., a cardiovascular laser company, Baxter and the U.S.C.I. Division of C.R. Bard, Inc. Mr. Randall holds a B.S. in Biology Education from State University of New York College at Buffalo.

Board Meetings and Committees

         The Board of Directors held a total of eleven meetings during the fiscal year ended December 31, 1999. The Board of Directors has an Audit Committee and a Compensation Committee, of which there is a Stock Option Subcommittee. The Company does not have a nominating committee or a committee performing the functions of a nominating committee.

         The Audit Committee of the Board of Directors currently consists of Mr. Palefsky, Mr. Randall, and Mr. Fitch. During the last fiscal year, Audit Committee discussions were held in conjunction with the full meetings of the Board of Directors. The Audit Committee recommends engagement of the Company's independent auditors, reviews the scope of the audit, considers comments made by the independent auditors with respect to the Company's internal control structure, including systems, procedures and internal accounting controls and the consideration given thereto by management, and reviews the Company's system of internal controls, including systems, procedures and internal accounting controls, with the Company's financial and accounting staff.

         Through November 1999, the Compensation Committee of the Board of Directors consisted of Mr. Khuling, Mr. McConnell and Mr. Randall. Currently, Mr. Randall is the only member of the Compensation Committee. The Stock Option Subcommittee of the Compensation Committee currently consists of Mr. Bacich. During the last fiscal year, Compensation Committee and its Stock Option Subcommittee discussions were held in conjunction with the full meetings of the Board of Directors. The Compensation Committee, or a subcommittee thereof, where necessary, administers the Company's incentive compensation and benefit plans
(including stock plans) and, in conjunction with the Board of Directors, establishes salaries, incentives and other forms of compensation for directors, officers and other employees. The Stock Option Subcommittee makes recommendations and approves option grants to employees, officers, directors and consultants pursuant to the Company's 1993 Stock Plan and the 1995 Directors Stock Option Plan.

         During fiscal 1999, none of the incumbent directors attended fewer than 75% of the aggregate number of meetings of the Board of Directors (held while such director was a member) and of the committees upon which such director served (during the periods such director served).

Director Compensation

         In fiscal 1999, the Company did not compensate Mr. Kuhling or Mr. McConnell for attendance at meetings of the Board of Directors or a committee thereof. The Company paid each of Mr. Palefsky, Mr. Fitch, Mr. Randall, and Dr. Comite $1,000 for attendance at each meeting of the Board of Directors and a quarterly retainer of $2,500 for their Board services. The Company also reimbursed each outside director for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors or a committee thereof. Ms. Tunstall and Mr. Bacich were not separately compensated for their services as directors.

         Non-employee directors of the Company are automatically granted options to purchase shares of the Company's Common Stock pursuant to the terms of the Company's 1995 Directors' Stock Option Plan (the "Directors' Plan"). Under such plan, each person who was a nonemployee director on the date of the Company's initial public offering was granted an option to purchase 10,000 shares of Common Stock on the date of such offering (unless such director had previously been granted an option to purchase shares of Common Stock) and each person who thereafter becomes a non-employee director will be granted an option to purchase 10,000 shares of Common Stock on the date on which he or she first becomes a non-employee director (the "First Option"). Thereafter, on the date of each annual meeting of the Company's stockholders, each non-employee director shall be automatically granted an additional option to purchase 3,000 shares of Common Stock (a "Subsequent Option") if, on such date, he or she shall have served on the Company's Board of Directors for at least six months. The Directors' Plan provides that the First Option shall become exercisable in installments as to 1/36th of the total number of shares subject to the First Option on each monthly anniversary of the date of grant of the First Option and that each Subsequent Option shall become exercisable in installments as to 1/12th of the total number of shares subject to the Subsequent Option on each monthly anniversary of the date of grant of the Subsequent Option beginning on the second anniversary of the grant date. Options granted under the Directors' Plan have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and a term of ten years.

         In addition to the options granted under the Directors' Plan, on November 4, 1997, Dr. Comite and Mr. Palefsky were granted options pursuant to the Company's 1993 Stock Plan, as amended (the "1993 Stock Plan"). Dr. Comite received a stock option in the amount of 7,500 shares at an exercise price of $7.00 per share. Dr. Comite's option vested at a rate of 1/12th of the shares granted on each monthly anniversary of the vesting commencement date, which is September 10, 1997. Mr. Palefsky received a stock option in the amount of 90,000 shares at an exercise price of $7.00 per share. Mr. Palefsky's option vested at a rate of 1/24th of the shares granted on each monthly anniversary of the vesting commencement date, which was October 15, 1997. In July 1998, the options granted to Dr. Comite and Mr. Palefsky pursuant to the 1993 Stock Plan, were repriced to the closing price ($1.25) of the Company's Common Stock on July 21, 1998.

         Dr. Comite provides consulting services to the Company pursuant to a Consulting Agreement dated September 10, 1997. The Company paid Dr. Comite a monthly consulting fee of $6,000 per month for services rendered during the year ended December 31, 1999.

         Mr. Palefsky provides consulting services to the Company pursuant to a consulting agreement, dated October 15, 1997. During the year ended December 31, 1999, the Company paid Mr. Palefsky a monthly consulting fee of $8,333 for services rendered during the year ended December 31, 1999. In January 2000, compensation to be paid to Mr. Palefsky pursuant to this consulting agreement was revised to $2,500 per month.

Required Vote

         Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. Abstentions, withheld votes, and broker non-votes will not affect the election of directors.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE FOR THE BOARD OF DIRECTORS OF THE COMPANY.

                                 PROPOSAL NO. 2

                              APPROVAL OF AUDITORS

         The Board of Directors has appointed the firm of Ernst & Young LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2000. In the event the stockholders do not ratify such appointment, the Board of Directors will reconsider its selection. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.

Required Vote

         The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.


                                 PROPOSAL NO. 3

               INCREASE IN AUTHORIZED SHARES RESERVED FOR ISSUANCE
                         PURSUANT TO THE 1993 STOCK PLAN

General

         The Company's 1993 Stock Plan was adopted by the Board of Directors of the Company on January 28, 1993 and approved by the stockholders in January 1994. Amendments to the Stock Plan were approved by the Board of Directors in March 1994, May 1995, October 1995, and February 1997 and by the stockholders in March 1994, January 1996, and May 1997. In April 2000 the Board of Directors adopted an amendment to the Stock Plan, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance under the Stock Plan by 500,000 shares to an aggregate of 3,075,000 shares.

         The Company believes that long-term equity compensation in the form of stock options is critical in order to attract qualified employees to the Company and to provide incentive to and retain current employees, particularly in light of the increasingly competitive environment for talented personnel. As of December 31, 1999, options for 1,775,404 shares were outstanding under the Stock Plan, and 246,643 shares remained available for future grants. As of December 31, 1999, the aggregate fair market value of shares subject to outstanding options under the Stock Plan was $6,657,765, based upon the estimated fair market value of the Common Stock as of such date. The actual benefits, if any, to the holders of stock options issued under the Stock Plan are not determinable prior to exercise as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's Common Stock on the date of exercise and the exercise price of a holder's stock option, as set forth below. The Board of Directors believes that the number of shares currently available under the Stock Plan is likely to be insufficient in light of potential continued growth in the Company's operations. For this reason, the Board has determined that it is in the best interests of the Company to increase the number of shares available for issuance under the Stock Plan.

         Options granted under the 1993 Stock Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. The Board of Directors, at its discretion, may also grant rights to purchase Common Stock directly, rather than pursuant to stock options, subject to certain restrictions discussed below. No stock purchase rights have been granted under the Stock Plan during the fiscal year ended December 31, 1996. Shares not purchased under an option prior to its expiration will be available for future option grants under the Stock Plan.

         The Stock  Plan is not a  qualified  deferred  compensation  plan under
Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Purpose

         The purposes of the 1993 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

Administration

         The Stock Plan may be administered by the Board of Directors or by a committee of the Board of Directors. The Stock Plan is currently being administered by the Board of Directors, the Compensation Committee of the Board of Directors, and the Stock Option Subcommittee. The Compensation Committee (or a committee thereof), which shall be constituted to satisfy the applicable requirement of Rule 16b3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Code Section 162(m), has the exclusive authority to grant stock options and purchase rights and otherwise administer the Stock Plan with respect to the Company's officers and directors. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Stock Plan.

Eligibility

         The Stock Plan provides that either incentive stock options or nonstatutory stock options may be granted to employees (including officers and directors) of the Company or any of its subsidiaries. In addition, the Stock Plan provides that nonstatutory stock options may be granted to consultants of the Company or any of its subsidiaries. The Board of Directors or the Compensation Committee, or the Stock Option Subcommittee selects the optionees and determines the number of shares to be subject to each option. In making such determination, a number of factors are taken into account, including the duties and responsibilities of the optionee, the value of the optionee's services to the Company, the optionee's present and potential contribution to the success of the Company, and other relevant factors.

         The Stock Plan provides that the maximum number of shares of Common Stock which may be granted under options to any one employee during any fiscal year shall be 800,000, subject to adjustment as provided in the Stock Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

Terms of Options

         Each option is evidenced by a stock option agreement between the Company and the optionee. Under the Stock Plan as amended, each option is subject to the following additional terms and conditions:

         (a) EXERCISE OF THE OPTION. The Board of Directors or its committee determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Board of Directors or its committee and specified in the option agreement, and such form of consideration may vary for each option.

         (b) EXERCISE PRICE. The exercise price under the Stock Plan is determined by the Board of Directors or its committee and may not be less than 100 percent of the fair market value of the Common Stock on the date the option is granted in the case of incentive stock options, or 85 percent in the case of nonstatutory stock options granted to optionees who are not "covered employees" under Code Section 162(m). The fair market value per share is equal to the closing price on The Nasdaq Stock Market on the date of grant. In the case of an incentive stock option granted to an optionee who owns more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the exercise price must not be less than 110 percent of the fair market value on the date of grant.

         (c)  TERMINATION  OF  EMPLOYMENT.   If  the  optionee's  employment  or
consulting relationship terminates for any reason other than disability or death, options under the Stock Plan may be exercised not later than three months after such termination and may be exercised only to the extent the option was exercisable on the date of termination. In no event may an option be exercised by any person after the expiration of its term.

         (d) DISABILITY. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability, options may be exercised within twelve months of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her disability that is not total and permanent, options may be exercised within six months of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term.

         (e) DEATH. Under the Stock Plan, if an optionee should die while employed or retained by the Company, options may be exercised within twelve months after the date of death to the extent the options are exercisable on the date of death. In no event may the option be exercised after expiration of its term.

         (f) TERMINATION OF OPTIONS. The Stock Plan provides that options granted under the Stock Plan have the term provided in the option agreement. In general, these agreements currently provide for a term of ten years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration.

         (g) OPTION NOT TRANSFERABLE. An option is nontransferable by the optionee other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death.

         (h) DISSOLUTION, LIQUIDATION OR MERGER. In the event of the proposed dissolution or liquidation of the Company, to the extent the option has not previously been exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option or Stock Purchase Right shall be assumed or an equivalent option right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation.

         (i) OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Stock Plan as may be determined by the Board of Directors or its committee.

Restricted Stock Purchase Rights

         The Stock Plan permits the granting of rights to purchase Common Stock of the Company either alone, in addition to, or in tandem with other awards made by the Company. Upon the granting of a stock purchase right under the Stock Plan, the offeree is advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person is entitled to purchase, the price to be paid and the time in which such person must accept such offer. The purchase price for stock purchased pursuant to such rights shall not be less than 85 percent of the fair market value of such shares on the date of grant. Stock purchase rights granted to persons subject to Section 16 of the Exchange Act, will be subject to any restrictions necessary to comply with Rule 16b-3.

         Unless the Administrator of the Stock Plan determines otherwise, the underlying stock purchase agreement for stock purchased pursuant to a stock purchase right granted under the Stock Plan will grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability).

Adjustments Upon Changes in Capitalization

         In the event any change, such as a stock split or dividend, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, the annual limitation on grants to employees, as well as the number of shares available for issuance under the Stock Plan.

Amendment and Termination

         The Board of Directors may amend the Stock Plan at any time or from time to time or may terminate it without approval of the shareholders; provided, however, that shareholder approval shall be obtained to the extent necessary and desirable to comply with Rule 16b-3 or with Sections 162(m) and 422 of the Code. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the Stock Plan. The Stock Plan shall terminate in 2003, provided that any options then outstanding under the Stock Plan shall remain outstanding until they expire by their terms.

Plan Benefits

         The Company cannot currently determine the number of shares subject to options that may be granted in the future to executive officers and employees under the Stock Plan.

Federal Income Tax Aspects of the Stock Plan

         Options granted under the Stock Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory stock options. If an option granted under the Stock Plan is an incentive stock option, under Federal tax laws the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for Federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain under Federal tax laws. If these holding periods are not satisfied, the optionee will recognize ordinary income under Federal tax laws equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon\ such a premature disposition may apply if the optionee is also an officer, director, or ten percent shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized under Federal tax laws as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier.

         All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income under Federal tax laws at the time he or she is granted a nonstatutory stock option. However, upon its exercise, under Federal tax laws the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or ten percent shareholder of the Company, the date of taxation under Federal tax laws may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sale price and the optionee's tax basis (exercise price plus the income recognized upon exercise) will be treated under Federal tax laws as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

         Stock purchases under the Stock Plan will generally be taxed in the same manner as the exercise of a nonstatutory stock option.

Required Vote

         The approval of the amendments to the Stock Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares requires the affirmative vote of the holders of a majority of the total votes cast on the proposal at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND RATIFICATION OF THE AMENDMENTS TO THE COMPANY'S 1993 STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 500,000 SHARES.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Company's Common Stock as of February 29, 2000 as to (i) each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each nominee for the Company's Board of Directors, (iii) each of the Company's remaining directors, (iv) each of the executive officers named in the Summary Compensation Table on page 11, and (v) all directors and executive officers as a group.


                                                     Shares Beneficially Owned
                                                     -------------------------
 Name and Address of Beneficial Owner(1)              Number       Percent(2)
 ---------------------------------------              ------       ----------
 Intrinsic Value Asset Management ...............   1,677,450        17.32%
  24955 Pacific Coast Hwy
  Suite C-204
  Malibu, CA 90265

 Perkins Capital Management .....................   1,644,500        16.98%
  730 East Lake Street
  Wayzata, MN 55391-1769

 Boston Scientific Corporation ..................   1,114,556        14.92%
  One Boston Scientific Place
  Natick, MA 01760-1537

 Kathryn A. Tunstall(3) .........................     441,804         4.56%
  1091 Second Ave.
  Napa, CA 94558

 Sanford Fitch(4) ...............................     210,621         2.17%
  52 Flood Circle
  Atherton, CA 94027

 Howard D. Palefsky(5) ..........................      96,667         1.00%
  2800 Sand Hill Road, Suite 120
  Menlo Park, CA 94025

 Richard D. Randall(6) ..........................      32,416         *
  734 Forest
  Marborough, MA 01752

 Florence D. Comite, M.D.(5) ....................      14,167         *
  15 Spencer Place
  New Haven, CT 06515

 Steven Bacich(5) ...............................     103,130         1.00%

 Cynthia M. Domecus(5) ..........................     148,053         1.53%

 Ashish Khera(7) ................................      63,554         *

 All directors and officers as a group
  (8 persons)(8) ................................   1,110,412        11.47%

------------
*    Less than 1%.

(1) Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

(2) Percentage of ownership is based on 9,684,872 shares of Common Stock outstanding on February 29, 2000. The number of shares of Common Stock beneficially owned includes the shares issuable pursuant to stock options that are exercisable within 60 days of February 29, 2000. Shares issuable pursuant to stock options are deemed outstanding for computing the percentage of the person holding such options but are not outstanding for computing the percentage of any other person.

(3) Includes 358,371 shares issuable upon exercise of options exercisable within 60 days of February 29, 2000.

(4) Includes 151,883 shares issuable upon exercise of options exercisable within 60 days of February 29, 2000.

(5) Represents shares issuable upon exercise of options exercisable within 60 days of February 29, 2000.

(6) Includes 24,083 shares issuable upon exercise of options exercisable within 60 days of February 29, 2000.

(7) Includes 60,970 shares issuable upon exercise of options exercisable within 60 days of February 29, 2000.

(8) Includes 957,324 shares issuable upon exercise of options exercisable within 60 days of February 29, 2000.


                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation received in the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 by (i) the Company's Chief Executive Officer and (ii) the Company's three other most highly paid executive officers who earned in excess of $100,000 during the fiscal year ended December 31, 1999 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                Long Term
                                                                                               Compensation
                                                                                                  Awards
                                                                                        ----------------------------
                                                                         Other Annual   Restricted        Securities     All Other
                                                               Bonus     Compensation      Stock          Underlying    Compensation
Name and Principal Position             Year     Salary($)   ($) (1)       ($) (2)         Awards         Options (#)       ($)
------------------------------------------------------------------------------------------------------------------------------------

Kathryn A Tustall.....................  1999     156,532           -          627             -              50,000          -
  Chaiman of the Board (3)              1998     177,685           -        1,218             -              60,000          -
                                        1997     199,992           -        1,178             -             140,000     41,000(4)

Steven Bacich.........................  1999     176,204           -          341             -             100,000     24,750(7)
  President & CEO                       1998     158,461           -          370             -              75,000     55,956(5)
                                        1997     104,923           -          245             -              75,000     89,701(6)

Cynthia M Domecus.....................  1999     174,052           -          368             -              40,000     25,500(7)
  Senior VP Regulatory Affairs &        1998     162,152           -          383             -              70,000     25,500(7)
   Clinical Research                    1997     164,808           -          364             -              40,000

Ashish Khera..........................  1999     135,676      10,000          197             -              40,000     15,000(7)
  VP Research & Development             1998     105,996           -          144             -              89,550     15,000(7)
                                        1997      81,033           -          105             -              20,800          -

(1) Bonuses are paid at the discretion of the Board of Directors
(2) Amounts set forth represent premiums paid by the Company for group term life insurance
(3) Ms Tunstall was appointed Chairman of the Board in January 2000 and served as President and CEO from July1993 - December 1999
(4) Amount represents compensation resulting from disqualifying dispositions of stock options
(5) Amount represents $24,750 of retention bonus paid in connection with the restructuring plan implemented in July 1998 and forgiveness of a relocation loan of $31,206
(6) Amount represents relocation assistance paid in connection with Mr Bacich's 1997 employment agreement with the Company
(7) Amounts represent retention bonuses paid in connection with the 1998 restructuing plan implemented in July 1998

                Option Grants During Year Ended December 31, 1999

         The following table provides certain  information with respect to stock options  granted to the Named  Executive  Officers in the last fiscal  year.  In addition,  as required by Securities and Exchange  Commission  rules,  the table sets forth the  hypothetical  gains that would  exist for the  options  based on assumed  rates of annual  compound  stock price  appreciation  during the option term.
                                              OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                    Individual Grants (1)
                        -----------------------------------------------------------------------
                                           Percent of Total                                             Potential Realizable
                          Number of          Options/SARs                                                 Value at Assumed
                         Securities           Granted to                                                    Annual Rates
                         Underlying          Employees in         Exercise or                             of Appreciation
                        Options/SARs         Fiscal Year           Base Price        Expiration         For Option Term (4)
Name                         (#)               (%) (2)             ($/sh) (3)           Date            5% ($)      10% ($)
-------------------------------------------------------------------------------------------------------------------------------
Kathryn A Tunstall         50,000                12%                  1.75            12/16/09          55,028      139,452
Steven Bacich             100,000                24%                  1.75            12/16/09         110,057      278,905
Cynthia Domecus            40,000                 9%                  1.75            12/16/09          44,023      111,562
Ashish Khera               40,000                 9%                  1.75            12/16/09          44,023      111,562

------------

(1) No stock appreciation rights were granted to the Named Executive Officers in the last fiscal year. Options vest at a rate of 1/8th of the shares on the six-month anniversary of the vesting commencement date (the "VCD") and 1/48th of the original number of shares on each monthly anniversary of the VCD thereafter.

(2) The Company granted stock options representing 424,500 shares to employees during the fiscal year ended December 31, 1999.

(3) The exercise price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise.

(4) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the Securities and Exchange Commission. There is no assurance provided to any executive officer or any other holder of the
     Company's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

         The  following  table  sets  forth  certain  information  for the Named
Executive  Officers  with respect to the exercise of options to purchase  Common
Stock during the fiscal year ended December 31, 1999.

                                           Aggregated Option Exercises in the Year Ended
                                        December 31, 1999 and Fiscal year-end Option Values


                                                              Number of Shares of Common              Value of Unexercised
                                                             Stock Underlying Unexercised             In-the-Money Options
                          Shares                             Options at December 31, 1999           At December 31, 1999 (1)
                        Acquired on     Value Realized      -------------------------------     ---------------------------------
Name                   Exercise (#)           ($)           Exercisable       Unexercisable     Exercisable         Unexercisable
---------------------------------------------------------------------------------------------------------------------------------
Kathryn Tunstall            -                  -              346,468             85,031         $572,220             $134,453
Steven Bacich               -                  -               92,716            157,284         $169,290             $343,210
Cynthia Domecus             -                  -              141,383             74,173         $313,002             $165,433
Ashish Khera                -                  -               54,778             75,953         $121,120             $163,867

------------
(1) Calculated by determining the difference between the fair market value of the Company's Common Stock as of December 31, 1999 ($3.75 per share) and the exercise price of the securities underlying the options.

Employment   Contracts,   Termination   of  Employment   and   Change-In-Control
Arrangements

         In May 1997, the Company entered into an agreement with Ms. Tunstall that provides, in the event of certain change-in-control transactions, for the acceleration of options held by her whereby each such option shall become fully vested and immediately exercisable. In the event of an involuntary termination prior to two years after the change-in-control transaction, the agreement provides for (i) her to be paid according to the Company's standard payroll procedure for a period of 18 months, (ii) the continuation of health and life insurance benefits for a period of 18 months; (iii) monthly severance payments equal to 1/12th of the "target bonus" she would have received for the fiscal year in which the termination occurs; and (iv) outplacement services not to exceed a value of $15,000.

         The Company has entered into agreements with Steven Bacich, Cynthia Domecus, and Ashish Khera and other key employees that provide, in the event of certain change-in-control transactions, for the acceleration of options held by such officers whereby in the event of a "hostile takeover" each such option shall become fully vested and immediately exercisable however, in the event of any other type of "change of control" each such option shall become vested as to 50% of the option shares that have not otherwise vested on the effective date of the change of control transaction. In the event of an involuntary termination prior to two years after the change-in-control transaction, the agreement provides for (i) each of the above mentioned officers to be paid according to the Company's standard payroll procedure for a period of 12 months, (ii) the continuation of health and life insurance benefits for a period of 12 months;
(iii) monthly severance payments equal to 1/12th of the "target bonus" they would have received for the fiscal year in which the termination occurs; (iv) acceleration of all options to become fully vested and immediately exercisable; and (iv) outplacement services not to exceed a value of $15,000. The Company otherwise does not have any employment agreements with any of the executive officers.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 24 shall not be incorporated by reference into any such filings.

                          COMPENSATION COMMITTEE REPORT

         The following is a report of the Compensation Committee of the Board of Directors (the "Committee") describing the compensation policies applicable to the Company's executive officers during the fiscal year ended December 31, 1999. Through November 1999, the Committee, comprised of directors Kuhling, McConnell and Randall, conducted its discussions in conjunction with the full Board meetings. The Committee recommends salaries, incentives and other forms of compensation for directors, officers and other employees of the Company, administers the Company's various incentive compensation and benefit plans (including stock plans) and recommends policies relating to such incentive compensation and benefit plans; provided, however, that the Stock Option Subcommittee currently consisting solely of Mr. Bacich, administers the Company's 1993 Stock Plan. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

Executive Officer Compensation

     Compensation Policy

         The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of stockholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policies integrate annual base compensation, bonuses based on corporate and individual performance, and stock option grants. All executive officers as well as senior-level managerial and technical employees are eligible for and do participate in these compensation plans.

     Base Salaries for Fiscal 1999

         The Compensation Committee evaluates the performance and recommends the salary of the Company's Chief Executive Officer, Kathryn Tunstall, and all other executive officers. Survey data is drawn from comparable companies participating in medical device, biotechnology, and/or pharmaceutical executive compensation surveys, several of which are included in the peer group index in the Company's Performance Graph at page 17. Within this framework, executive salaries are determined based on individual performance, level of responsibility, the Company's overall salary structure, and the financial condition of the Company. The Company's compensation policy is designed to maintain executive officer base salaries within a range approximating the median of such salary data for like characteristics. Generally, salaries paid to the Company's executive officers in fiscal 1999 were within the targeted range. While it is the Committee's intent to continue to review periodically base salary information to monitor competitive ranges within the applicable market, including information related to the Company's geographic location and individual job responsibilities, it is further the intent of the Committee to maintain a close relationship between the Company's performance and the base salary component of its executive officers' compensation.

     Stock Option Awards for Fiscal 1999

         The Company's 1993 Stock Plan provides for the issuance of stock options to officers and employees of the Company to purchase shares of the Company's Common Stock at an exercise price equal to the fair market value of such stock on the date of the option grant. The Company's stock options typically vest over a 48 month period in increments of 12.5 percent after the initial six months and 2.08 percent each month thereafter. Stock options are granted to the Company's executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Committee believes that stock based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of the Company's equity.

         During fiscal 1999, the Committee or the Stock Option Subcommittee approved grants of stock options to certain employees, including executive officers, in connection with the hiring or promotion of such employees.

     Bonus Awards for Fiscal 1999

         In conjunction with the establishment of a fiscal 1999 bonus pool early in the fiscal year, the Committee established certain performance objectives, including corporate profit and departmental goals, which, when met, would result in bonus payments to employees, including executive officers, in varying amounts based upon the degree of achievement of the established objectives and compensation level.

     Compensation of the Chief Executive Officer

         The fiscal 1999 compensation of Kathryn A. Tunstall, Chairman of the Board, and Steven Bacich, the Company's Chief Executive Officer ("CEO"), consisted of base salary and a bonus. As with other executive officers of the Company, the amounts of the CEO's stock option and bonus awards are based on attainment of a combination of corporate and individual performance objectives. Ms. Tunstall's and Mr. Bacich's stock options of 50,000 and 100,000 shares, respectively, granted in 1999 reflect the Committee's judgment as to performance of these executives during the fiscal year as well as their role in the attainment of the Company's overall objectives.

     Deductibility of Executive Compensation

         The Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, unless such compensation meets the requirements for the "performance-based" exception to the general rule. Since the cash compensation paid by the Company to each of its executive officers is expected to be well below $1 million and the Committee believes that options granted under the Company's 1993 Stock Plan will meet the requirements for qualifying as performance-based, the Committee believes that this section will not affect the tax deductions available to the Company. It will be the Committee's policy to qualify, to the extent reasonable, the executive officers' compensation for deductibility under applicable tax law.


                                          The Board of Directors


                                          Kathryn Tunstall
                                          Steve Bacich
                                          Florence Comite
                                          Sanford Fitch
                                          Howard Palefsky
                                          Richard D. Randall


Compensation Committee Interlocks and Insider Participation

         For the year ended December 31, 1999, the following individuals served on the Company's Compensation Committee: Robert F. Kuhling, Thomas C. McConnell and Richard D. Randall. Messrs. McConnell and Kuhling also served on the Stock Option Subcommittee and have never served as officers or employees of the Company. Mr. Randall served as the Company's Chief Executive Officer and Chief Financial Officer from December 1992 until July 1993.

Performance Graph

         The following graph compares, since the time that the Company's Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended (beginning February 1, 1996), the cumulative total stockholder return for the Company's Common Stock, assuming reinvestment of all dividends, to the cumulative return over such period of The Nasdaq Stock Market - U.S. Index and the S&P Medical Products & Supplies Index. The graph assumes that $100 was invested on February 1, 1996, the date of the Company's initial public offering of Common Stock, in the Common Stock of the Company and in each of the comparative indices. The graph further assumes that such amount was initially invested in the Common Stock of the Company at a price per share of $14, the price at which such stock was first offered to the public by the Company on that date.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                                                   S&P
                  CPTS                   NASDAQ                 Med Prod
                --------                ---------               ---------
 2/96           $ 101.28                $ 102.86                $  99.125
 3/96             103.85                  102.987                  98.251
 6/96              87.18                  110.805                  96.839
 9/96              70.51                  114.723                 107.387
12/96              52.56                  120.718                 107.957
 3/97              65.38                  114.235                 106.573
 6/97              47.44                  134.841                 127.674
 9/97              36.22                  157.621                 131.900
12/97              25.64                  146.836                 133.606
 3/98              17.95                  171.646                 152.864
 6/98               7.37                  177.168                 168.480
 9/98               3.85                  158.383                 157.981
12/98              11.54                  205.028                 190.984
 3/99               4.97                  230.154                 199.753
 6/99               7.85                  251.166                 199.001
 9/96               8.33                  256.780                 175.512
12/99              19.23                  380.501                 175.869
 3/00              35.90                  427.583                 206.870

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         With the approval of a majority of the Board of Directors, on April 24, 1997, the Company loaned to Steve Bacich $100,000 pursuant to an unsecured promissory note in connection with his relocation and hiring by the Company as its Vice President of Research and Development. The note bears interest at a rate of 9.5% per annum, compounded annually. In connection with the Company's retention agreement entered into with Mr. Bacich in July 1998, all unpaid principal and interest on the loan will be forgiven if Mr. Bacich is employed by the Company on July 1, 1999. On March 26, 1998 the first anniversary of the loan, $31,206 of the loan balance of $116,667 was forgiven. On July 1, 1999, the remaining balance of the loan was forgiven. Under the original terms of the loan, the loan was previously due in full on the earlier of March 26, 2001 or the termination of Mr. Bacich's employment with the Company. The Company had also agreed that on each of the first four anniversaries of the commencement of Mr. Bacich's employment with the Company, the Company will forgive 25% of the original loan amount, plus accrued interest. The Company further agreed that if prior to March 26, 2001, Mr. Bacich's employment with the Company is involuntarily terminated without cause in connection with a change of control of the Company, the remaining balance of the principal, plus accrued but unpaid interest, shall be forgiven in full by the Company on the date of such termination.

         Dr. Comite provides consulting services to the Company pursuant to a consulting agreement, dated September 10, 1997. The Company paid Dr. Comite $6,000 per month in consulting fees for services rendered during the year ended December 31, 1999.

         Mr. Palefsky provides consulting services to the Company pursuant to a consulting agreement, dated October 15, 1997. During the year ended December 31, 1999, the Company paid Mr. Palefsky $8,333 per month in consulting fees.

         All future transactions, including any loans from the Company to its officers, directors, principal stockholders or affiliates, will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested members of the Board of Directors or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

         The Company has entered into indemnification agreements with its officers and directors containing provisions which may require the Company, among other things, to indemnify its officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting Persons are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

         To the Company's knowledge, all of the Section 16(a) filing requirements with respect to the fiscal year ended December 31, 1999 have been satisfied. In making this statement, the Company has relied solely upon review of the copies of such reports furnished to the Company and written representations from its officers and directors that no other reports were required.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Michael W. Hall
                                        Secretary


Dated: April 27, 2000


A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 1999 is available without charge upon written request to Conceptus, Inc., 1021 Howard Avenue, San Carlos, California 94070.

                                                                       Exhibit A

                                  CONCEPTUS, INC.

                                  1993 STOCK PLAN

                        (AMENDED AND RESTATED APRIL 27, 2000)

     1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2. DEFINITIONS. As used herein, the following definitions shall apply:

         (a) "ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

         (b) "BOARD" means the Board of Directors of the Company.

         (c) "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

         (e) "COMMON STOCK" means the Common Stock of the Company.

         (f) "COMPANY" means Conceptus, Inc., a Delaware corporation.

         (g) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

         (h) "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

         For  purposes  of this  Plan,  a change in status  from  Employee  to a

Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

         (i) "EMPLOYEE" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (k) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (or the closing bid, if no sales were reported, as quoted on such exchange or system on that day) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock or;

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (l) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (m) "NAMED EXECUTIVE" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

         (n) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (o) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

         (p) "OPTION" means a stock option granted pursuant to the Plan.

         (q) "OPTIONED STOCK" means the Common Stock subject to an Option or a Stock Purchase Right.

         (r) "OPTIONEE" means an Employee or Consultant who receives an Option or Stock Purchase Right.

         (s) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (t) "PLAN" means this 1993 Stock Plan.

         (u) "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

         (v) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

         (w) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 13 below.

         (x) "STOCK PURCHASE RIGHT" means the right to purchase Common Stock pursuant to Section 11 below.

         (y) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 3,075,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. ADMINISTRATION OF THE PLAN.

         (a) COMPOSITION OF ADMINISTRATOR.

              (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "APPLICABLE LAWS"), grants under the Plan may (but need not) be made by different administrative bodies with respect to Directors, Officers who are not directors and Employees who are neither Directors nor Officers.

              (ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options or Stock Purchase Rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 and
Section 162(m) of the Code as it applies so as to qualify grants of Options or Stock Purchase Rights to Named Executives as performance-based compensation, or
(B) a Committee designated by the Board to make grants under the Plan, which Committee shall be constituted in such a manner as to permit grants under the Plan to comply with Rule 16b-3 to qualify grants of Options and Stock Purchase Rights as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

              (iii) ADMINISTRATION WITH RESPECT TO CONSULTANTS AND OTHER EMPLOYEES. With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

              (iv) GENERAL. If a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii) to the extent permitted by Rule 16b-3 and to the extent required under Section 162(m) of the Code to qualify grants of Options or Stock Purchase Rights to Named Executives as performance-based compensation.

         (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

              (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

              (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

              (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

              (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

              (v) to approve forms of agreement for use under the Plan;

              (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

              (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

              (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

              (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights.

         (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

     5. ELIGIBILITY.

         (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he is otherwise eligible, be granted additional Options or Stock Purchase Rights.

         (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

         (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

     7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to options granted to any one Employee under this Plan for any fiscal year of the Company shall be 800,000.

     9. OPTION EXERCISE PRICE AND CONSIDERATION.

         (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

              (i) In the case of an Incentive Stock Option.

                   (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                   (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option

                   (A) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of the grant.

                   (B) granted to any person other than a Named Executive, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, (9) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10. Exercise of Option.

         (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

              An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 14 of the Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) TERMINATION OF EMPLOYMENT. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company, such Optionee may, but only within such period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (c) DISABILITY OF OPTIONEE.

              (i) Notwithstanding the provisions of Section 10(b) above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

              (ii) In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option ("ISO") (within the meaning of Section 422 of the Code) within three (3) months of the date of termination, the Option will not qualify for ISO treatment under the Code. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within six months (6) from the date of termination, the Option shall terminate.

         (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (e) RULE 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         (f) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12. STOCK PURCHASE RIGHTS.

         (a) RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

         (b) REPURCHASE OPTION. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, but at a minimum rate of 20% per year.

         (c) OTHER PROVISIONS. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

         (d) RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

     13. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

         (a) the election must be made on or prior to the applicable Tax Date;

         (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Stock Purchase Right as to which the election is made; and

         (c) all elections shall be subject to the consent or disapproval of the Administrator.

         In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

         (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, the maximum number of shares of Common Stock for which options may be granted to any employee under Section 8 of the Plan, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

         (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

         (c) MERGER OR SALE OF ASSETS. In the event of a merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, the Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event the Option or Stock Purchase Right is not assumed or substituted, the Optionee or Stock Purchase Right holder shall have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock or Restricted Stock, including Shares as to which the Option would not otherwise be exercisable, and any Restricted Stock held by a purchaser shall be released from the Company's repurchase option.

     15. TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     16. AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 162(m) and 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

         (b)  EFFECT  OF  AMENDMENT  OR  TERMINATION.   Any  such  amendment  or
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     17. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19. AGREEMENTS. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     20. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

     21. INFORMATION TO OPTIONEES AND PURCHASERS. The Company shall provide, to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares, copies of all annual reports. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                                                      APPENDIX A


PROXY                 THIS PROXY IS SOLICITED ON BEHALF OF                 PROXY
                   THE BOARD OF DIRECTORS OF CONCEPTUS, INC.
                      FOR THE ANNUAL MEETING, MAY 25, 2000


     The undersigned hereby appoints Steve Bacich and Kathryn Tunstall, or either of them, as lawful agent and proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Conceptus, Inc. (the Company) to be held on May 25, 2000, and at any adjournments or postponements thereof, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side.


     You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. Your proxy cannot be voted unless you sign, date and return this card or follow the instructions for telephone or Internet voting, if provided.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3, and will be voted in the discretion of the proxies upon such matters as may properly come before the Annual Meeting.


                 (Continued and to be signed on the other side)


                                                                                                                       Please mark
                                                                                                                        your votes
                                                                                                                         as this

                                                                                                                           [X]

1. ELECTIONS OF DIRECTORS                  WITHHOLD
                                    FOR    FOR ALL                                                         FOR    AGAINST   ASTAIN
   INSTRUCTION: If  you  wish  to   [ ]      [ ]          2.  Proposal  to  ratify  the  appointment  of   [ ]      [ ]       [ ]
   withhold authority to vote for                             Ernst & Young LLP as independent  auditors
   any individual nominee, strike                             of the  Company for the fiscal year ending
   a line through  that nominee's                             December 31, 2000.
   name in the list below:
                                                          3.  Proposal   to   increase   the  number  of   [ ]      [ ]       [ ]
Howard Palefsky, Kathryn Tunstall,                            available  shares  reserved under the 1993
Sanford Fitch, Florence Comite                                Stock Plan by 500,000 shares.

-----------------------------                             Receipt is hereby  acknowledged  to the Notice
                                                          of  Annual   Meeting   of   Stockholders   and
I PLAN TO ATTEND THE MEETING                 [ ]          accompanying  Proxy  Statement dated April 27,
                                                          2000.

                                                              PLEASE MARK, SIGN, DATE AND RETURN THIS PRO
                                                                CARD PROMPTLY, USING THE ENCLOSED ENVELOP

                                                          The  signer   hereby   revokes   all   proxies
                                                          heretofore given by the signer to vote at said
                                                          Annual   Meeting   and  any   adjournment   or
                                                          postponements thereof.

                                                          The Board of  Directors  recommends a vote FOR
                                                          Items 1, 2 and 3.



Signature(s)________________________________________________________________________________           Dated ______________ , 2000

NOTE: Please sign exactly as name apprears herein. When signing as attorney, executor, administrator,  trustee, or guardian, or in any other representative capacity, please give full title as such, and sign your own name as well. Joint owner should each sign.

                                                       FOLD AND DETACH HERE